UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 4, 2012
Date of Report (Date of earliest event reported)

Sharprock Resources Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-53902 (Commission File Number)	98-0460379 (IRS Employer Identification No.)

Suite #222, 6820 188th Street Surrey, British Columbia, Canada (Address of principal executive offices)	V4N 3G6 (Zip Code)

(604) 575-3552
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

Effective January 4, 2012 the Company completed a private placement with 50 investors whereby the Company has now issued an aggregate of 18,820,000 shares of common stock, at a subscription price of $0.10 per common share, for gross proceeds to the Company of $1,882,000.

The Company relied on exemptions from registration under the United States Securities Act of 1933, as amended, provided by Rule 506 of Regulation D and Regulation S, based on representations and warranties provided by the purchasers of the shares in their respective subscription agreements entered into between each purchaser and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARPROCK RESOURCES INC.
DATE: January 10, 2012	"Harpreet S. Sangha" Harpreet S. Sangha Chief Executive Officer, President, Secretary and a director

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